UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
As of December 31, 1995
(in thousands)

                                                                                                           Adjustments
                                                                                                             for the
                                                         Historical      Phoenix        Acquisition         Pro Forma
                                                         ----------      -------        -----------         ---------

ASSETS

Cash and cash equivalents                                 357                571          (4,917)(1)           (3,989)
Restricted cash                                        67,731                                                  67,731
Trade and vehicle receivables, net of allowances
  for doubtful accounts of $2,297                      20,928              3,066                               23,994
Accounts receivable, related parties                       61                                                      61
Vehicle inventory                                       8,938                                                   8,938
Revenue earning vehicles, net                         219,927             66,936                              286,863
Property and equipment, net                            12,503              5,406                               17,909
Deferred financing fees, net of accumulated
  amortization of $425                                  2,266                                                   2,266
Franchise rights, net of accumulated
  amortization of $1,500                               46,670                429          14,223 (2)           61,322
Other Assets                                            6,942              1,665                                8,607
                                                    ----------      -------------     -----------           ----------
Total                                                 386,323             78,073           9,306              473,702

LIABILITES AND STOCKHOLDERS' EQUITY

LIABILITIES
Notes payable                                         318,233             68,008          10,000 (3)          396,241
Capital lease obligations                                 784                                                     784
Accounts payable                                       14,698              2,305                               17,003
Accrued and other liabilities                           9,315              4,339                               13,654
Deferred income taxes                                   1,701                  -                                1,701
                                                    ----------      -------------     -----------           ----------
     Total liabilities                                344,731             74,652          10,000              429,383

COMMITMENTS AND CONTINGENCIES

COMMON STOCK WARRANT                                    2,000                                                   2,000
                                                    ----------      -------------     -----------           ----------

STOCKHOLDERS' EQUITY
Common stock                                               72                 67             (65)(4)               74
Additional paid-in-capital                             41,984                493           2,232 (5)           44,709
Accumulated deficit                                    (2,134)             2,861          (2,861)(4)           (2,134)
Treasury stock                                           (330)                                                   (330)
                                                    ----------      -------------     -----------           ----------
     Total stockholders' equity                        39,592              3,421            (694)              42,319

Total                                                 386,323             78,073           9,306              473,702
                                                    ==========      =============     ===========           ==========

UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
Twelve Month-Period Ended December 31, 1995
(in thousands)

                                                                                      Adjustments
                                                                                        for the
                                                 Historical           Phoenix         Acquisition      Pro Forma
                                                 ----------           -------         -----------      ---------

Operating revenue                                       149,729             42,956                           192,685
                                                ----------------    ---------------    ---------        -------------


Operating expenses:
Direct vehicle and operating                             13,704              6,501                            20,205
Depreciation - vehicles                                  27,476             13,094                            40,570
Depreciation - nonvehicle                                 1,341                328                             1,669
Cost of vehicle sales                                    38,021                  -                            38,021
Advertising, promotion and selling                       11,826              3,772          (19)(1)           15,580
Facilities                                               11,121              4,458                            15,579
Personnel                                                24,515              9,403       (1,271)(2)           32,649
General and administrative                                6,686              1,887         (380)(3)            8,196
Amortization                                                859                144          356 (4)            1,363
                                                ----------------    ---------------    ---------        -------------

  Total operating expenses                              135,549             39,587       (1,314)             173,832
                                                ----------------    ---------------    ---------        -------------

Operating income                                         14,180              3,369        1,314               18,853
                                                ----------------    ---------------    ---------        -------------


Other (income) expense:
Interest expense - vehicles                              13,874              5,417       (1,034)(5)           18,262
Interest expense - other                                    632                140          900 (6)            1,678
Interest income - restricted cash                        (1,348)                                              (1,348)
Interest expense - related party                                                                                   -
Nonrecurring income                                                                                                -
                                                ----------------    ---------------    ---------        -------------

Total other (income) expense                             13,158              5,557         (134)              18,592
                                                ----------------    ---------------    ---------        -------------

Income before provision
    for income taxes                                      1,022             (2,188)       1,448                  282
Provision for income taxes                                  685               (875)         280 (7)               97
                                                ----------------    ---------------    ---------        -------------

Net income                                                  337             (1,313)       1,168                  185
                                                ================    ===============    =========        =============

Weighted average common shares outstanding                6,641                                                6,641
                                                ===============
Earnings per common share                                  0.05                                                0.03
                                                ================                                        =============


                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1995


(1) To record cash payment to seller of $4.9 million as part of acquisition price of ARAC.

(2) Record franchise rights from the acquisition, representing the excess of the net assets acquired over the purchase price.

(3) Record additional notes payable related to the $10 million note issued by the Company to the seller of ARAC.

(4) Eliminate common stock and retained earnings of ARAC, net of additional common stock from issuance of 272,727 shares as part of acquisition price.

(5) Record additional paid-in capital from issuance of 272,727 shares as part of acquisition price, net of elimination of additional paid-in capital of ARAC.

                   NOTES TO PRO FORMA CONSOLIDATED STATEMENT
              OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995

(1) To record reduction in credit card processing rates of acquired subsidiaries due to volume discounts earned by Team in the amount of $19,000.

(2) To record reduction in personnel costs due to (i) reduction/elimination of certain officers' salaries at the acquired subsidiaries resulting in a savings of $768,000; and (ii) consolidation of duplicative positions resulting in a savings of $503,000.

(3) To record (i) elimination of consulting and professional fees for services Team will not require in the amount of $313,000; (ii) elimination of country club dues of $42,000; and (iii) reduction of charitable contributions of $25,000.

(4) To record amortization of franchise rights resulting from the acquisition of ARAC.

(5) To record reduction in interest expense of $1.0 million due to the reduced interest rates for vehicle financing available to Team Rental Group through its medium term note programs and its conventional bank financing sources.

(6) To record interest on the $10 million note issued by the Company to the seller of ARAC.

(7) To record reduction in provision for income taxes resulting from losses incurred by ARAC.